SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 16, 1996

                        PIONEER FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)


Delaware                         1-10522          36-2479273
(State of other jurisdiction   (Commission       (IRS Employer
of incorporation)              File Number)    Identification No.)



1750 East Golf Road, Schaumburg, Illinois                   60173
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (847) 995-0400




      (Former name or former address, if changed since last report)



Item 5.   Other Events.

     On May 16, 1996, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.    Description of Document

          99.1 Press release dated May 16, 1996 issued by the registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER FINANCIAL SERVICES, INC.

Date:  May 24, 1996           By: /s/ David I. Vickers
                                 David I. Vickers,
                                 Vice President, Treasurer and
                                 Chief Financial Officer